SEVENTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 30, 2012, is entered into among CNX FUNDING CORPORATION, (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the various Sub-Servicers listed on the signature pages hereto, the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).
RECITALS
1.Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Agreement”) by and among the Seller, the Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants party thereto, the Administrator and the LC Bank; and

2.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Amendment to the Agreement. The definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting the date “April 30, 2012” where it appears therein and replacing it with the date “March 30, 2017”.

SECTION 3.Representations and Warranties. Each of the Seller, CONSOL Energy, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a)Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Administrator:

(a)    receipt by the Administrator of duly executed counterparts of this Amendment; and
(b)    receipt by the Administrator of duly executed counterparts of that Amended and Restated Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, Market Street Funding LLC, PNC Bank, National Association, as Administrator, Purchaser Agent and LC Bank, the Bank of Novia Scotia, as Purchaser Agent and LC Participant and Liberty Street Funding LLC.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CNX FUNDING CORPORATION, as Seller By: /s/ Christopher C. Jones Name: Christopher C. Jones Title: Vice President and Secretary

CONSOL ENERGY INC., as initial Servicer By: /s/ John M. Reilly Name: John M. Reilly Title: Vice President and Treasurer

CNX MARINE TERMINALS INC.,
CONSOL ENERGY SALES COMPANY,
CONSOL OF KENTUCKY INC.,

CONSOL PENNSYLVANIA COAL COMPANY, LLC,
FOLA COAL COMPANY, L.L.C.,
LITTLE EAGLE COAL COMPANY, L.L.C.,
MON RIVER TOWING, INC., and
TERRY EAGLE COAL COMPANY, L.L.C.,
each as a Sub-Servicer

By: /s/ John M. Reilly
Name: John M. Reilly
Title: Treasurer

CONSOLIDATION COAL COMPANY,
EIGHTY-FOUR MINING COMPANY,
ISLAND CREEK COAL COMPANY,
KEYSTONE COAL MINING CORPORATION,
MCELROY COAL COMPANY, and
TWIN RIVERS TOWING COMPANY,
each as a Sub-Servicer

By: /s/ Daniel S. Cangilla
Name: Daniel S. Cangilla
Title: Treasurer

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as Purchaser Agent for Market Street

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By: /s/ Richard C. Munsick
Name: Richard C. Munsick
Title: Senior Vice President

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty Street

By: /s/ Norman Last
Name: Norman Last
Title: Managing Director

THE BANK OF NOVA SCOTIA,
as an LC Participant

By: /s/ Norman Last
Name: Norman Last
Title: Managing Director